Accounting policies	12 Months Ended
Dec. 31, 2018
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Accounting policies

Accounting policies

The consolidated financial statements of WPP plc and its subsidiaries (the Group) for the year ended 31 December 2018 have been prepared in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board as they apply to the financial statements of the Group for the year ended 31 December 2018.

Basis of preparation

The consolidated financial statements have been prepared under the historical cost convention, except for the revaluation of certain financial instruments. The principal accounting policies are set out below.

The financial statements were approved by the Board of Directors and authorized for issue on 26 April 2019

Basis of consolidation

The consolidated financial statements include the results of the Company and all its subsidiary undertakings made up to the same accounting date. All intra-Group balances, transactions, income and expenses are eliminated in full on consolidation. The results of subsidiary undertakings acquired or disposed of during the period are included or excluded from the consolidated income statement from the effective date of acquisition or disposal.

New IFRS accounting pronouncements

At the date of authorisation of these financial statements, the following Standards, which have not been applied in these financial statements, were in issue but not yet effective:

•	IFRS 16 Leases; and

•	IFRIC 23 Uncertainty over Income Tax Treatments.

IFRS 16 is effective from 1 January 2019. The standard eliminates the classification of leases as either operating or finance leases and introduces a single accounting model. Lessees will be required to recognise a right-of-use asset and related lease liability for the majority of their operating leases and show depreciation of leased assets and interest on lease liabilities separately in the income statement. IFRS 16 will require the Group to recognise substantially all of its operating leases on the balance sheet.

The Group will adopt IFRS 16 effective 1 January 2019 on a modified retrospective basis and apply the standard retrospectively with the cumulative effect of initially applying the standard recognised at the date of initial application as an adjustment to retained earnings. Accordingly, prior year financial information will not be restated and will continue to be reported under IAS 17 Leases. The right-of-use asset and lease liability will initially be measured at the present value of the remaining lease payments, with the right-of-use asset being subject to certain adjustments. The estimated right-of-use asset and lease liability recorded on the balance sheet as of 1 January 2019 will be approximately £2.0 billion to £2.5 billion. Depreciation of the right-of-use asset and recognition of interest on the lease liability in the income statement will replace amounts recognised as rent expense under IAS 17, resulting in an estimated increase to operating margin of approximately 0.4 to 0.6 margin points and an estimated decrease to diluted earnings per share of approximately 1.3p to 1.6p.

IFRIC 23 is effective from 1 January 2019. The Group does not consider that this Standard will have a significant impact on the financial statements of the Group.

In the current year, the following Standards and Interpretations became effective:

•	IFRS 9 Financial Instruments; and

•	IFRS 15 Revenue from Contracts with Customers.

Impact of the Adoption of IFRS 9 Financial Instruments

The Group has adopted IFRS 9 Financial Instruments from 1 January 2018 which resulted in the movements in fair value of certain equity investments previously designated as ‘available-for-sale’ being designated as fair value through other comprehensive income or fair value through profit or loss. The cumulative movements in fair value taken to equity up to 31 December 2017 for these investments have been transferred from other reserves to retained earnings, resulting in an increase in retained earnings of £407.4 million and a corresponding decrease in other reserves.

Amounts classified as loans and receivables under IAS 39 Financial Instruments: Recognition and Measurement have been reclassified to amortised cost under IFRS 9. Further details on reclassification are set out in note 24.

The requirement under IFRS 9 to use an expected loss method of impairment of financial assets did not have a material effect on the Group due to the short-term nature of the Group’s trade and other receivables, which are mainly due from large national or multinational companies.

The Group continues to apply the hedge accounting requirements of IAS 39, as permitted by IFRS 9.

Comparatives have not been restated in accordance with the transitional guidance in IFRS 9 and the cumulative impact of adopting the standard on reserves at 1 January 2018 is shown in the consolidated statement of changes in equity.

Impact of the Adoption of IFRS 15 Revenue from Contracts with Customers

The Group has adopted IFRS 15 Revenue from Contracts with Customers from 1 January 2018 which resulted in changes in certain aspects of our accounting policies and adjustments to the amounts recognised in the financial statements. In accordance with the transition provisions in IFRS 15, the Group has adopted the new rules retrospectively and has restated comparatives for each prior year presented in the consolidated financial statements.

The new standard establishes a five-step model where consideration received or expected to be received is recognised as revenue when contractual performance obligations are satisfied by transferring control of the relevant goods or services to the customer. Adopting IFRS 15 did not have a significant impact on the timing of the Group’s revenue recognition nor on the Group’s equity.

However, for certain of our contracts, the adoption of IFRS 15 resulted in a change in our accounting for certain third-party costs. Third-party costs are included in revenue when the Group acts as principal with respect to the services provided to the client and are excluded when the Group acts as agent. Under IFRS 15, the principal versus agent assessment is based on whether the Group controls the relevant services before they are transferred to the client. As a result of the adoption of IFRS 15, there was an increase in third-party costs included in revenue and costs of services. This change increased revenue and costs of services by the same amount and therefore had no impact on gross profit or operating profit.

The following table summarises the impact of adopting IFRS 15 on the Group’s consolidated income statement for the years ended 31 December 2017 and 2016.

	Year ended 31 December 2017			Year ended 31 December 2016
£ million	As previously reported	IFRS 15 adjustments	As restated	As previously reported	IFRS 15 adjustments	As restated
Revenue	15,265.4	538.8	15,804.2	14,388.9	498.4	14,887.3
Costs of services	(12,090.2)	(538.8)	(12,629.0)	(11,348.1)	(498.4)	(11,846.5)
Gross profit	3,175.2	–	3,175.2	3,040.8	–	3,040.8

Work in progress includes outlays incurred on behalf of clients, including production costs, and other third-party costs that have not yet been billed and are considered receivables under IFRS 15. As such, £401.1 million of ‘Work in progress’ has been reclassified as ‘Trade and other receivables’ as of 31 December 2017. Other than this reclassification, the impact of the adoption of IFRS 15 on the consolidated balance sheet, consolidated cash flow statement, consolidated statement of changes in equity and earnings per share was immaterial.

Goodwill and other intangible assets

Intangible assets comprise goodwill, certain acquired separable corporate brand names, acquired customer relationships, acquired proprietary tools and capitalised computer software not integral to a related item of hardware.

Goodwill represents the excess of fair value attributed to investments in businesses or subsidiary undertakings over the fair value of the underlying net assets, including intangible assets, at the date of their acquisition.

Goodwill impairment reviews are undertaken annually or more frequently if events or changes in circumstances indicate a potential impairment. The carrying value of goodwill is compared to the net present value of future cash flows derived from the underlying assets using a projection period of up to five years for each cash-generating unit. After the projection period a steady growth rate representing an appropriate long-term growth rate for the industry is applied. Any impairment is recognised immediately as an expense and is not subsequently reversed.

Corporate brand names, customer relationships and proprietary tools acquired as part of acquisitions of businesses are capitalised separately from goodwill as intangible assets if their value can be measured reliably on initial recognition and it is probable that the expected future economic benefits that are attributable to the asset will flow to the Group.

Certain corporate brands of the Group are considered to have an indefinite economic life because of the institutional nature of the corporate brand names, their proven ability to maintain market leadership and profitable operations over long periods of time and the Group’s commitment to develop and enhance their value. The carrying value of these intangible assets is reviewed at least annually for impairment and adjusted to the recoverable amount if required.

Amortisation is provided at rates calculated to write off the cost less estimated residual value of each asset on a straight-line basis over its estimated useful life as follows:

•	Brand names (with finite lives) – 10-20 years.

•	Customer-related intangibles – 3-10 years.

•	Other proprietary tools – 3-10 years.

•	Other (including capitalised computer software) – 3-5 years.

Contingent consideration

Contingent consideration is accounted for in accordance with IFRS 3 Business Combinations. Contingent consideration only applies to situations where contingent payments are not dependent on future employment of vendors and any such payments are expensed when they relate to future employment.

Future anticipated payments to vendors in respect of contingent consideration (earnout agreements) are initially recorded at fair value which is the present value of the expected cash outflows of the obligations. The obligations are dependent on the future financial performance of the interests acquired (typically over a four- to five-year period following the year of acquisition) and assume the operating companies improve profits in line with Directors’ estimates. The Directors derive their estimates from internal business plans together with financial due diligence performed in connection with the acquisition.

Subsequent adjustments to the fair value are recorded in the consolidated income statement within revaluation of financial instruments.

Property, plant and equipment

Property, plant and equipment are shown at cost less accumulated depreciation and any provision for impairment with the exception of freehold land which is not depreciated. The Group assesses the carrying value of its property, plant and equipment to determine if any impairment has occurred. Where this indicates that an asset may be impaired, the Group applies the requirements of IAS 36 Impairment of Assets in assessing the carrying amount of the asset. This process includes comparing its recoverable amount with its carrying value. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset on a straight-line basis over its estimated useful life, as follows:

•	Freehold buildings – 50 years.

•	Leasehold land and buildings – over the term of the lease or life of the asset, if shorter.

•	Fixtures, fittings and equipment – 3-10 years.

•	Computer equipment – 3-5 years.

Interests in associates and joint ventures

An associate is an entity over which the Group has significant influence. In certain circumstances, significant influence may be represented by factors other than ownership and voting rights, such as representation on the Board of Directors.

The Group’s share of the profits less losses of associate undertakings net of tax, interest and non-controlling interests is included in the consolidated income statement and the Group’s share of net assets is shown within interests in associates in the consolidated balance sheet. The Group’s share of the profits less losses and net assets is based on current information produced by the undertakings, adjusted to conform with the accounting policies of the Group.

The Group assesses the carrying value of its associate undertakings to determine if any impairment has occurred. Where this indicates that an investment may be impaired, the Group applies the requirements of IAS 36 in assessing the carrying amount of the investment. This process includes comparing its recoverable amount with its carrying value.

The Group accounts for joint venture investments under the equity method which is consistent with the Group’s treatment of associates.

Other investments

The Group has adopted IFRS 9 Financial Instruments from 1 January 2018 which resulted in the movements in fair value of certain equity investments previously designated as ‘available-for-sale’ being designated as fair value through other comprehensive income or fair value through profit or loss. Further details on reclassifications are set out in note 24. Movements in fair value through profit or loss are recorded in the consolidated income statement within revaluation of financial instruments.

Accrued and deferred income

Accrued income is a contract asset and is recognised when a performance obligation has been satisfied but has not yet been billed. Contract assets are transferred to receivables when the right to consideration is unconditional and billed per the terms of the contractual agreement.

In certain cases, payments are received from customers prior to satisfaction of performance obligations and recognised as deferred income. These balances are considered contract liabilities and are typically related to prepayments for third party expenses that are incurred shortly after billing.

Trade receivables and work in progress

Trade receivables are stated net of provisions for bad and doubtful debts. The Group has adopted IFRS 9 Financial Instruments from 1 January 2018 which requires an expected loss method of impairment of financial assets to be used. The implementation of this did not have a material impact on the Group.

The Group has applied the simplified approach to measuring expected credit losses, as permitted by IFRS 9. Therefore the Group does not track changes in credit risk, but recognises a loss allowance based on the financial asset’s lifetime expected credit loss. The Group measures expected credit losses based on the ageing of the receivable, based on the Group’s historical experience and informed credit assessment. The Group considers a loss allowance to be required for 50% of all invoices aged 180 days to 1 year and 100% of all invoices aged over 1 year, with adjustments where there is specific information to indicate that recoverability of the balance is likely. Further credit losses are recognised where the Group has information that indicates it is unlikely to recover balances in full.

Further details on provisions for bad and doubtful debts are provided in note 16.

Work in progress includes outlays incurred on behalf of clients, including production costs, and other third-party costs that have not yet been billed and are considered receivables under IFRS 15 Revenue from Contracts with Customers.

Foreign currency and interest rate hedging

The Group’s policy on interest rate and foreign exchange rate management sets out the instruments and methods available to hedge interest and currency risk exposures and the control procedures in place to ensure effectiveness.

The Group uses derivative financial instruments to reduce exposure to foreign exchange risk and interest rate movements. The Group does not hold or issue derivative financial instruments for speculative purposes.

Derivatives are initially recognised at fair value at the date a derivative contract is entered into and are subsequently remeasured to their fair value at each balance sheet date. The resulting gain or loss is recognised in profit or loss immediately unless the derivative is designated and effective as a hedging instrument, in which event the timing of the recognition in profit or loss depends on the nature of the hedge relationship.

At the inception of the hedge relationship the entity documents the relationship between the hedging instrument and hedged item, along with its risk management objectives and its strategy for undertaking various hedge transactions. Furthermore, at the inception of the hedge and on an ongoing basis, the Group documents whether the hedging instrument that is used in a hedging relationship is highly effective in offsetting changes in fair values or cash flows of the hedged item.

Note 24 contains details of the fair values of the derivative instruments used for hedging purposes.

Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recorded in profit or loss immediately, together with any changes in the fair value of the hedged item that is attributable to the hedged risk.

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow or net investment hedges is recognised in other comprehensive income and deferred in equity. The gain or loss relating to the ineffective portion is recognised immediately in profit or loss. Amounts deferred in equity are recycled in profit or loss in the periods when the hedged item is recognised in profit or loss. However, when the forecast transaction that is hedged results in the recognition of a non-financial asset or a non-financial liability, the gains and losses previously deferred in equity are transferred from equity and included in the initial measurement of the cost of the asset or liability.

Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated, or exercised, or no longer qualifies for hedge accounting. At that time, any cumulative gain or loss on the hedging instrument recognised in equity is retained in equity until the forecast transaction occurs. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognised in equity is transferred to net profit or loss for the period.

Derivatives embedded in other financial instruments or other host contracts are treated as separate derivatives when their risks and characteristics are not closely related to those of host contracts and the host contracts are not carried at fair value with unrealised gains or losses reported in the consolidated income statement.

Liabilities in respect of option agreements

Option agreements that allow the Group’s equity partners to require the Group to purchase a non-controlling interest are treated as derivatives over equity instruments and are recorded in the consolidated balance sheet initially at the present value of the redemption amount in accordance with IAS 32 Financial Instruments: Presentation and subsequently measured at fair value in accordance with IFRS 9 Financial Instruments. The movement in the fair value is recognised as income or expense within revaluation of financial instruments in the consolidated income statement.

Derecognition of financial liabilities

In accordance with IFRS 9 Financial Instruments, a financial liability of the Group is only released to the consolidated income statement when the underlying legal obligation is extinguished.

Debt

Interest-bearing debt is recorded at the proceeds received, net of direct issue costs.

Borrowing costs

Finance costs of borrowing are recognised in the consolidated income statement over the term of those borrowings.

Revenue recognition

The Group is a leading worldwide creative transformation organisation offering national and multinational clients a comprehensive range of communications, experience, commerce and technology services. Contracts often involve multiple agencies offering different services in different countries. As such, the terms of local, regional and global contracts can vary to meet client needs and regulatory requirements. Consistent with the industry, contracts are typically short-term in nature and tend to be cancellable by either party with 90 days notice. The Group is generally entitled to payment for work performed to date.

The Group is generally paid in arrears for its services. Invoices are typically payable within 30 to 60 days. Revenue comprises commissions and fees earned in respect of amounts billed and is stated exclusive of VAT, sales taxes and trade discounts. Pass-through costs comprise fees paid to external suppliers when they are engaged to perform part or all of a specific project and are charged directly to clients, predominantly media and data collection costs. Costs to obtain a contract are typically expensed as incurred as the contracts are generally short-term in nature.

In most instances, promised services in a contract are not considered distinct or represent a series of services that are substantially the same with the same pattern of transfer to the customer and, as such, are accounted for as a single performance obligation. However, where there are contracts with services that are capable of being distinct, are distinct within the context of the contract, and are accounted for as separate performance obligations, revenue is allocated to each of the performance obligations based on relative standalone selling prices.

Revenue is recognised when a performance obligation is satisfied, in accordance with the terms of the contractual arrangement. Typically performance obligations are satisfied over time as services are rendered. Revenue recognised over time is based on the proportion of the level of service performed. Either an input method or an output method, depending on the particular arrangement, is used to measure progress for each performance obligation. For most fee arrangements, costs incurred are used as an objective input measure of performance. The primary input of substantially all work performed under these arrangements is labour. There is normally a direct relationship between costs incurred and the proportion of the contract performed to date. In other circumstances relevant output measures, such as the achievement of any project milestones stipulated in the contract, are used to assess proportional performance.

For our retainer arrangements, we have a stand ready obligation to perform services on an ongoing basis over the life of the contract. The scope of these arrangements are broad and generally are not reconcilable to another input or output criteria. In these instances, revenue is recognised using a time-based method resulting in straight-line revenue recognition.

The amount of revenue recognised depends on whether we act as an agent or as a principal. Certain arrangements with our clients are such that our responsibility is to arrange for a third party to provide a specified good or service to the client. In these cases we are acting as an agent as we do not control the relevant good or service before it is transferred to the client. When we act as an agent, the revenue recorded is the net amount retained. Costs incurred with external suppliers (such as production costs and media suppliers) are excluded from revenue and recorded as work in progress until billed.

The Group acts as principal when we control the specified good or service prior to transfer. When the Group acts as a principal (such as in-house production services, events, data investment management and branding), the revenue recorded is the gross amount billed. Billings related to out-of-pocket costs such as travel are also recognised at the gross amount billed with a corresponding amount recorded as an expense.

Further details on revenue recognition are detailed by sector below:

Advertising and Media Investment Management

Revenue is typically derived from media placements and advertising services. Revenue may consist of various arrangements involving commissions, fees, incentive-based revenue or a combination of the three, as agreed upon with each client. Revenue for commissions on purchased media is typically recognised at the point in time the media is run.

The Group receives volume rebates from certain suppliers for transactions entered into on behalf of clients that, based on the terms of the relevant contracts and local law, are either remitted to clients or retained by the Group. If amounts are passed on to clients they are recorded as liabilities until settled or, if retained by the Group, are recorded as revenue when earned.

Variable incentive-based revenue typically comprises both quantitative and qualitative elements. Incentive compensation is estimated using the most likely amount and is included in revenue up to the amount that is highly probable not to result in a significant reversal of cumulative revenue recognised. The Group recognises incentive revenue as the related performance obligation is satisfied.

Data Investment Management

Revenue for market research services is typically recognised over time based on input measures. For certain performance obligations, output measures such as the percentage of interviews completed, percentage of reports delivered to a client and the achievement of any project milestones stipulated in the contract are used to measure progress.

While most of the studies provided in connection with the Group’s market research contracts are undertaken in response to an individual client’s or group of clients’ specifications, in certain instances a study may be developed as an off-the-shelf product offering sold to a broad client base. For these transactions, revenue is recognised when the product is delivered. When the terms of the transaction provide for licensing the right to access a product on a subscription basis, revenue is recognised over the subscription period, typically on a straight-line basis.

Public Relations & Public Affairs and Brand Consulting, Health & Wellness and Specialist Communications

Revenue for these services is typically derived from retainer fees and fees for services to be performed subject to specific agreement. Most revenue under these arrangements is earned over time, in accordance with the terms of the contractual arrangement.

Taxation

Corporate taxes are payable on taxable profits at current rates. The tax expense represents the sum of the tax currently payable and deferred tax.

The Group is subject to corporate taxes in a number of different jurisdictions and judgement is required in determining the appropriate provision for transactions where the ultimate tax determination is uncertain. In such circumstances, the Group recognises liabilities for anticipated taxes based on the best information available and where the anticipated liability is both probable and estimable, liabilities are classified as current. Any interest and penalties accrued are included in corporate income taxes both in the consolidated income statement and balance sheet. Where the final outcome of such matters differs from the amount recorded, any differences may impact the income tax and deferred tax provisions in the period in which the final determination is made.

The tax laws that apply to the Group’s subsidiaries may be amended by the relevant tax authorities. Such potential amendments are regularly monitored and adjustments are made to the Group’s tax liabilities and deferred tax assets and liabilities where necessary.

The tax currently payable is based on taxable profit for the year. Taxable profit differs from net profit as reported in the consolidated income statement because it excludes items of income or expense that are taxable or deductible in other years and it further excludes items that are never taxable or deductible. The Group’s liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is the tax expected to be payable or recoverable on differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit, and is accounted for using the balance sheet liability method. Deferred tax liabilities are recognised for all taxable temporary differences unless specifically excepted by IAS 12 Income Taxes. Deferred tax is charged or credited in the consolidated income statement, except when it relates to items charged or credited to other comprehensive income or directly to equity, in which case the deferred tax is also dealt with in other comprehensive income or equity. Deferred tax assets are recognised to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilised, which can require the use of accounting estimation and the exercise of judgement. Such assets and liabilities are not recognised if the temporary difference arises from the initial recognition of goodwill or other assets and liabilities (other than in a business combination) in a transaction that affects neither the taxable profit nor the accounting profit.

The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax liabilities are recognised for taxable temporary differences arising on investments in subsidiaries and associates, and interests in joint ventures, except where the Group is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority and the Group intends to settle its current tax assets and liabilities on a net basis.

Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset is realised based on enacted or substantively enacted legislation.

Retirement benefit costs

The Group accounts for retirement benefit costs in accordance with IAS 19 Employee Benefits.

For defined contribution plans, contributions are charged to the consolidated income statement as payable in respect of the accounting period.

For defined benefit plans the amounts charged to operating profit are the current service costs, past service costs, administrative expenses and gains and losses on settlements and curtailments. They are included as part of staff costs. Past service costs are recognised immediately in the consolidated income statement when the related plan amendment occurs. Net interest expense is calculated by applying the discount rate to the recognised overall surplus or deficit in the plan.

Actuarial gains and losses are recognised immediately in the consolidated statement of comprehensive income.

Where defined benefit plans are funded, the assets of the plan are held separately from those of the Group, in separate independently managed funds. Pension plan assets are measured at fair value and liabilities are measured on an actuarial basis using the projected unit method and discounted at a rate equivalent to the current rate of return on a high-quality corporate bond of equivalent currency and term to the plan liabilities. The actuarial valuations are obtained at least triennially and are updated at each balance sheet date.

Recognition of a surplus in a defined benefit plan is limited based on the economic gain the Company is expected to benefit from in the future by means of a refund or reduction in future contributions to the plan, in accordance with IAS 19.

Provisions for liabilities and charges

Provisions comprise liabilities where there is uncertainty about the timing of settlement, but where a reliable estimate can be made of the amount. These include provisions for vacant space, sub-let losses and other property-related liabilities. Also included are other provisions, such as certain long-term employee benefits and legal claims, where the likelihood of settlement is considered probable.

Finance leases

Assets held under finance leases are recognised as assets of the Group at the inception of the lease at the lower of their fair value and the present value of the minimum lease payments. Depreciation on leased assets is charged to the consolidated income statement on the same basis as owned assets. Leasing payments are treated as consisting of capital and interest elements and the interest is charged to the consolidated income statement as it is incurred.

Operating leases

Operating lease rentals are charged to the consolidated income statement on a straight-line basis over the lease term. Any premium or discount on the acquisition of a lease is spread over the life of the lease on a straight-line basis.

Translation of foreign currencies

Foreign currency transactions arising from normal trading activities are recorded at the rates in effect at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies at the year-end are translated at the year-end exchange rate. Foreign currency gains and losses are credited or charged to the consolidated income statement as they arise.

The income statements of overseas subsidiary undertakings are translated into pounds sterling at average exchange rates and the year-end net assets of these companies are translated at year-end exchange rates.

Exchange differences arising from retranslation of the opening net assets and on foreign currency borrowings (to the extent that they hedge the Group’s investment in such operations) are reported in the consolidated statement of comprehensive income.

Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing rate.

Hyperinflation in Argentina

During 2018, Argentina was designated as a hyperinflationary economy and the financial statements of the Group’s subsidiaries in Argentina have been adjusted for the effects of inflation in accordance with IAS 29 Financial Reporting in Hyperinflationary Economies.

IAS 29 requires that the income statement is adjusted for inflation in the period and translated at the year-end foreign exchange rate and that non-monetary assets and liabilities on the balance sheet are restated to reflect the change in purchasing power caused by inflation from the date of initial recognition. This resulted in an increase in goodwill of £105.8 million and an increase in other intangibles of £19.5 million. The impact on other non-monetary assets and liabilities and the impact on the Group’s income statement in the year were immaterial.

Share-based payments

The Group issues equity-settled share-based payments (including share options) to certain employees and accounts for these awards in accordance with IFRS 2 Share-Based Payment. Equity-settled share-based payments are measured at fair value (excluding the effect of non-market-based vesting conditions) at the date of grant. Details regarding the fair value of equity settled share-based transactions are set out in notes 21 and 25.

The fair value determined at the grant date is recognised in the consolidated income statement as an expense on a straight-line basis over the relevant vesting period, based on the Group’s estimate of the number of shares that will ultimately vest and adjusted for the effect of non-market-based vesting conditions.

Critical judgements and estimation uncertainty in applying accounting policies

Management is required to make key decisions and judgements whilst acknowledging there is estimation uncertainty in the process of applying the Group’s accounting policies. These estimates and judgements are reviewed on an ongoing basis. Where judgement has been applied or estimation uncertainty exists, the key factors taken into consideration are disclosed in the accounting policies and the appropriate note in these financial statements.

The most significant areas of estimation uncertainty include:

•

Goodwill: The discounted cash flow methodology employed by the Group when testing for goodwill impairment requires estimates regarding revenue growth, operating margins, discount rates and working capital requirements. Further details of the methodology, discount rates, long-term growth rates and estimates used in relation to the goodwill impairment on VMLY&R in 2018 are set out in note 12.

•

Payments due to vendors (earnout agreements) and liabilities in respect of put options: Estimates are required regarding growth rates in deriving future financial performance and discount rates to be applied when measuring the liabilities for earnouts and put options. Further details on growth rates and discount rates and the sensitivity to these estimates are set out in note 24.

•

Provision for post-employment benefits: Estimates are required in the accounting for defined benefit pension plans, including establishing discount rates, rates of increase in salaries and pensions in payment, inflation and mortality assumptions. These estimates are made by management based on the advice of qualified advisors. Details of the assumptions used and the sensitivity of the benefit obligation to these assumptions are set out in note 22.

The most significant areas of judgements include:

•

Revenue recognition: Judgement is required regarding the timing of recognition, particularly in relation to media volume income with regards to whether it is required to be passed back to the client and in assessing progress on performance obligations where revenue is recognised over time, particularly in the Group’s Data Investment Management business. Further details are set out in the accounting policy.

•

Taxation: Judgement is required in relation to the level of provisions required and the amount of taxes that will be due, particularly given the many countries in which the Group operates. Where the final tax outcome is different from the amounts recorded then such differences may expose the Group to additional tax liabilities or impact the carrying value of deferred tax assets, which would affect the future tax charge. Further details are set out in note 7.